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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-17077, 333-17079, 333-17083, 333-60477,
333-66177, 333-74103 and 333-85713) of Quest Diagnostics Incorporated of our report dated January 24, 2000, except as to Note 17 which is as of March 13, 2000, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
--------------------------------

PricewaterhouseCoopers LLP
New York, New York
March 29, 2000